SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                          July 8, 2003
            -----------------------------------------
            (Date of Report - Date of Earliest Event)


                Commission file number: 000-32997


                   RAIKE FINANCIAL GROUP, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

        Georgia                      6211                58-2161804
-------------------------     -----------------      ----------------
(State of Jurisdiction of     (Primary Standard      (I.R.S. Employer
    Incorporation or             Industrial           Identification
      organization)                Code)                  Number)

275 Parkway 575 Suite 100
Woodstock, Georgia                                        30188
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)

                               770-516-6996
                            ------------------
                            (Telephone Number)


                              Not Applicable
             ----------------------------------------------------
             (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM  6 - RESIGNATION OF REGISTRANT'S DIRECTORS

Shannon Raike resigned her position as Director and Chief Financial Officer of the Company, effective July 8, 2003. Mrs. Raike's decision was based on personal reasons, chiefly the need to spend more time with her growing family. Management, with the concurrence of the Board of Directors, has offered Melissa Whitley, and she has accepted, the position of Chief Financial Officer. Mrs. Whitley has been an employee of the Company since 1995 and is a member of the Board of Directors. She has extensive experience in the accounting department of the Company and is, in the opinion of management, well suited to perform the duties of CFO.


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                           SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     RAIKE FINANCIAL GROUP, INC.




Date:  July 10, 2003                 By: /s/William Raike
                                        --------------------------
                                        William Raike
                                        President, Chief Executive
                                        Officer


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